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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Stac Software, Inc. of our report dated October 23, 1998, except as to Note 12, which is as of December 16, 1998, appearing on page F-1 of the Company's Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


San Diego, California
April 2, 1999